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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                       -----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): March 11, 2004

                          DVI Receivables VIII, L.L.C.
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            (Exact Name of Registrant as Specified in Its Character)

         DELAWARE                   333-74901-04               25-1824149
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      State or Other                (Commission               (IRS Employer
Jurisdiction of Formation)          File Number)          Identification Number)

                        2500 YORK ROAD, JAMISON, PA 18929

       Registrant's Telephone Number, Including Area Code: (215) 488-5000

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5. Other Events and Required FD Disclosure

On March 11, 2004 Lyon Financial Services d/b/a US Bancorp Portfolio Services ("USBPS") as servicer, made available to U.S. Bank National Association (the "Trustee"), as trustee for the noteholders of DVI Receivables VIII, L.L.C., the servicer report for the payment date March 15, 2004 attached hereto as Exhibit
99.1 (the "March Report").

USBPS has certified to the March Report. The March Report has not been approved by any third party, including the Trustee.

ITEM 7. Financial Statements and Exhibits

         (a)      Exhibits

                  99.1     -        DVI Receivables VIII, L.L.C. 1999-1 Servicer
                                    Report for the Payment Date March 15, 2004.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                DVI Receivables VIII, L.L.C.,
                                                by its Managing Member,
                                                DVI Receivables Corp. VIII

                                                By:   /s/ John P. Boyle
                                                      --------------------------
                                                      John P. Boyle
                                                      Vice President & CEO

Dated March 29, 2004